Filed Pursuant to Rule 497
1933 Act File No. 333-209496
1940 Act File No. 811-23137
SIERRA TOTAL RETURN FUND
Class A, Class T, Class I, Class S, and Class L Shares of Beneficial Interest
_______________________________________________________________________
 Supplement No. 1 dated April 16, 2018
to the
Statement of Additional Information dated December 11, 2017
_______________________________________________________________________

This Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in the Statement of Additional Information (the “SAI”), each dated December 11, 2017, of Sierra Total Return Fund (the “Fund”).

You should carefully consider the “Risk Factors” beginning on page 21 of the Prospectus before you decide to invest.

Effective April 13, 2018, David G. Richards resigned as the portfolio manager for the Fund and Howard Liao became the portfolio manager of the Fund, effective upon Mr. Richard’s resignation.

As a result of the foregoing, this Prospectus Supplement No. 1 modifies the section of the SAI entitled “Portfolio Management” in its entirety to read as follows:

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of the Adviser and its investment committee, which is comprised of a minimum of three members, including senior members of Medley as well as members of the Investment Team.

Investment Personnel
STRF Advisors, through Medley, is currently staffed with over 75 employees, including the Investment Team noted above. In addition, STRF Advisors may retain additional investment personnel in the future based upon its needs.

Howard Liao serves as the portfolio manager and is primarily responsible for the day-to-day management of the Fund. The table below shows the dollar range of shares of beneficial interest beneficially owned by the portfolio manager as of the date of this prospectus:

Name of Portfolio Manager	Dollar Range of Equity Securities in Sierra Total Return Fund
Howard Liao	None

Howard Liao is a Portfolio Manager of the Fund and Senior Managing Director and Head of Corporate Credit for Medley Management Inc. (NYSE: MDLY).  Mr. Liao has over 15 years of leveraged finance, direct lending and private equity experience originating, structuring and investing in a variety of credit-oriented alternative investments. Prior to joining Medley, Mr. Liao held several positions at Lehman Brothers. He was a member of Lehman’s Leveraged Finance Group, a founding principal of Lehman’s Mezzanine Fund and, most recently, a Managing Director in Lehman’s Private Equity Principal Investments Group managing private and syndicated debt and private equity investments for the Lehman estate. Mr. Liao has served on the board of directors, either as a representative or observer, of the following companies: Varel International, Castex Energy, DHS Drilling Company, Universal Pegasus, Invicta Financial, Greenbrier Minerals and Energy Maintenance Services. Mr. Liao received a BSBA from Georgetown University and an MBA from UCLA Anderson School of Management.

Portfolio Manager Compensation
The portfolio manager receives no direct compensation from the Fund in connection with his portfolio management activities.

This Supplement provides relevant information for all shareholders and should be retained for future reference. The Prospectus, the SAI, and this Supplement have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling the Fund toll-free at 1-888-292-3178.

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